                                                                    EXHIBIT-99.1
                         FORM OF LETTER OF TRANSMITTAL


                  OFFER TO EXCHANGE ONE SHARE OF COMMON STOCK


                                       OF

                             iNTELEFILM CORPORATION

                                      FOR

                 EVERY 13.75 OUTSTANDING SHARES OF COMMON STOCK

                                       OF

                             HARMONY HOLDINGS, INC.

                           PURSUANT TO THE PROSPECTUS

                            DATED             , 2000

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, MINNEAPOLIS TIME,
         ON           ,           , 2000, UNLESS THE OFFER IS EXTENDED.


                      The exchange agent for the offer is:


                        WELLS FARGO BANK MINNESOTA, N.A.



                                                                         BY OVERNIGHT, CERTIFIED OR
            BY MAIL                           BY HAND                      EXPRESS MAIL DELIVERY
Wells Fargo Bank Minnesota, N.A.  Wells Fargo Bank Minnesota, N.A.    Wells Fargo Bank Minnesota, N.A.
     Attention: Neal Freese            Attention: Neal Freese              Attention: Neal Freese
   161 North Concord Exchange        161 North Concord Exchange          161 North Concord Exchange
    South St. Paul, MN 55075          South St. Paul, MN 55075            South St. Paul, MN 55075

                                     BY FACSIMILE TRANSMISSION

                                  Wells Fargo Bank Minnesota, N.A.
                                       Attention: Neal Freese
                                       (800) 468-9716 (phone)
                                        (651) 450-4033 (fax)


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by stockholders of Harmony Holdings, Inc. ("Harmony") if certificates for Harmony Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Harmony Shares is to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The iNTELEFILM offer -- Procedure for tendering" in the Prospectus. Stockholders who deliver Harmony Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Harmony Shares are referred to herein as "Certificate Stockholders."



     Stockholders whose certificates for Harmony Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the exchange agent on or prior to the expiration date (as set forth in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Harmony Shares according to the guaranteed delivery procedures set forth under "The iNTELEFILM offer -- Guaranteed delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).


[ ] CHECK HERE IF HARMONY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    DTC Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED HARMONY SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
    ----------------------------------------------------------------------------

    Window Ticket Number (if any):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------

    Name of Institution which Guaranteed Delivery:
    -------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                              SHARES TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                         (ATTACHED SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                                                     SHARES
                                                                                 REPRESENTED BY          NUMBER
                                                               CERTIFICATE            SHARE             OF SHARES
                                                              NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                              TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the exchange Agent are being tendered hereby. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby delivers to iNTELEFILM Corporation, a Minnesota corporation ("iNTELEFILM"), the above-described shares of common stock, par value $0.01 per share (the "Harmony Shares"), of Harmony Holdings, Inc., a Delaware corporation ("Harmony"), pursuant to iNTELEFILM's offer to exchange one share of common stock, par value $0.02 per share, of iNTELEFILM ("iNTELEFILM Shares") for every 13.75 shares outstanding Harmony Shares upon the terms and
subject to the conditions set forth in the Prospectus, dated           , 2000
(the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that iNTELEFILM reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Harmony Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve iNTELEFILM of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive iNTELEFILM Shares for Harmony Shares validly tendered and accepted for exchange pursuant to the Offer. Receipt of the Offer is hereby acknowledged.



     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Harmony Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, iNTELEFILM, all right, title and interest in and to all of the Harmony Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Harmony Shares or
other securities issued or issuable in respect thereof on or after           ,
2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Harmony Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Harmony Shares (and any and all Distributions), or transfer ownership of such Harmony Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of iNTELEFILM, (b) present such Harmony Shares (and any and all Distributions) for transfer on the books of Harmony, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Harmony Shares (and any and all Distributions), all in accordance with the terms of the Offer.



     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Jill J. Theis and Richard A. Wiethorn in their respective capacities, and any individual who shall thereafter succeed to any such office, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Harmony's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Harmony Shares (and any and all Distributions) tendered hereby and accepted for exchange by iNTELEFILM. This appointment will be effective if and when, and only to the extent that, iNTELEFILM accepts such Harmony Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Harmony Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Harmony Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). iNTELEFILM reserves the right to require that, in order for Harmony Shares (or other Distributions) to be deemed validly tendered, immediately upon iNTELEFILM's acceptance for exchange of such Harmony Shares, iNTELEFILM must be able to exercise full voting, consent and other rights with respect to such Harmony Shares (and any and all Distributions), including voting at any meeting of Harmony's stockholders.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Harmony Shares tendered hereby and all Distributions, that the undersigned owns the Harmony Shares tendered hereby, and that when the same are accepted for exchange by iNTELEFILM, iNTELEFILM will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or iNTELEFILM to be necessary or desirable to complete the sale, assignment and transfer of the Harmony Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the exchange agent for the account of iNTELEFILM all Distributions in respect of the Harmony Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, iNTELEFILM shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Harmony Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by iNTELEFILM in its sole discretion.


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.


     The undersigned understands that the valid tender of Harmony Shares pursuant to any one of the procedures described in "The iNTELEFILM offer-Procedure for tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and iNTELEFILM upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, iNTELEFILM may not be required to accept for exchange any of the Harmony Shares tendered hereby.



     Unless otherwise indicated under "Special Issuance Instructions," please issue the iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares), and return any certificates for Harmony Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares) and return any certificates for Harmony Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares), and issue certificates for Harmony Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Harmony Shares tendered herewith by book-entry transfer that are not accepted or exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that iNTELEFILM has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Harmony Shares from the name of the registered holder thereof if iNTELEFILM does not accept for exchange any of the Harmony Shares so tendered.

------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
------------------------------------------------------------


      To be completed ONLY if the iNTELEFILM Shares are to be issued in name of someone other than the undersigned, if certificates for the Harmony Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Harmony Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.



 Issue check and the share certificate(s) to:


 Name(s)
 -----------------------------------------------

 -----------------------------------------------------------
                               (SEE PLEASE PRINT)
 Address
 -------------------------------------------------
 -----------------------------------------------------------
                               (INCLUDE ZIP CODE)

          -----------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)

 Credit the Harmony Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account:

 -----------------------------------------------------------
                                (ACCOUNT NUMBER)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
------------------------------------------------------------


      To be completed ONLY if certificates for the Harmony Shares not tendered or not accepted for exchange and the iNTELEFILM Shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."



 Mail check and the share certificates to:


 Name(s)
 -----------------------------------------------
                               (SEE PLEASE PRINT)

 -----------------------------------------------------------
 Address
 -------------------------------------------------
 -----------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        (SIGNATURE(S) OF STOCKHOLDER(S))


Dated

--------------------------- , 2000



(Must be signed by registered holder(s) exactly as name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (SEE PLEASE PRINT)

Name of Firm
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------


Capacity (full title)

               -----------------------------------------------------------------

Address-------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
                                  ----------------------------------------------

--------------------------------------------------------------------------------

               Taxpayer Identification or Social Security Number
       -----------------------------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature
                ----------------------------------------------------------------

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Harmony Shares) of Harmony Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Harmony Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.


     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Harmony either if Harmony Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Harmony Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The iNTELEFILM offer -- Procedure for tendering" of the Prospectus. For a stockholder to validly tender Harmony Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the exchange agent at one of its addresses set forth herein prior to the expiration date and either (x) certificates for tendered Harmony Shares must be received by the exchange agent at one of such addresses prior to the expiration date or (y) Harmony Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The iNTELEFILM offer -- Procedure for tendering" of the Prospectus and a Book-Entry Confirmation must be received by the exchange agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The iNTELEFILM offer-Guaranteed delivery" of the Prospectus.



     Stockholders whose certificates for Harmony Shares are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Harmony Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The iNTELEFILM offer-Guaranteed delivery" of the Prospectus.



     Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by iNTELEFILM, must be received by the exchange agent prior to the expiration date and (c) the certificates for all tendered Harmony Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Harmony Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the exchange agent within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.



     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the exchange agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Harmony Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that iNTELEFILM may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Harmony Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE HARMONY SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE HARMONY SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Harmony Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Harmony Shares for exchange.


     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Harmony shares tendered and the Share certificate numbers with respect to such Harmony Shares should be listed on a separate signed schedule attached hereto.



     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Harmony shares evidenced by any Share certificate delivered to the exchange agent herewith are to be tendered hereby, fill in the number of Harmony Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Harmony Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Harmony Shares represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.


     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Harmony Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Harmony Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Harmony Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.


     If this Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to iNTELEFILM of the authority of such person so to act must be submitted.



     If this Letter of Transmittal is signed by the registered holder(s) of the Harmony Shares listed and transmitted hereby, no endorsements of share certificates or separate stock powers are required unless payment or certificates for Harmony Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.



     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Harmony Shares evidenced by certificates listed and transmitted hereby, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution.


     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, iNTELEFILM will pay all stock transfer taxes with respect to the transfer and sale of any Harmony Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Harmony Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid, unless evidence satisfactory to iNTELEFILM of the payment of such taxes, or exemption therefrom, is submitted.



     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the share certificates evidencing the Harmony Shares tendered hereby.



     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for iNTELEFILM Shares and a check for cash (including any cash in lieu of fractional iNTELEFILM Shares), and certificates for Harmony Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Harmony Shares by book-entry transfer may request that Harmony Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Harmony Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Harmony Shares were delivered.



     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.



     9. WAIVER OF CONDITIONS. iNTELEFILM reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the iNTELEFILM Shares to be issued in the Offer), in whole or in part, in the case of any Harmony Shares tendered.



     10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the exchange agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. In addition, payments of cash in exchange for Harmony Shares and, if applicable, in lieu of fractional iNTELEFILM Shares that are made to such stockholder with respect to Harmony Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in
Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a TIN within 60 days, the exchange agent must withhold 31% of all payments of cash thereafter until a TIN is provided to the exchange agent. In addition, the exchange agent may backup withhold during the 60 day period under certain circumstances. The stockholder is required to give the exchange agent the social security number or employer identification number of the record owner of the Harmony Shares or the last transferee appearing on the stock powers attached to, or endorsed on, the Harmony Shares. If the Harmony Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute

Form W-9 for additional guidance on which number to report. See Instruction 8.



     11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Harmony Shares has been lost, destroyed or stolen, the stockholder should promptly notify Harmony's transfer agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.


     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED HARMONY SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR HARMONY SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION


     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8 or successor form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the exchange agent. Consult the Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. See Instruction 8.


     Backup withholding is not an additional tax. Rather the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

       TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 10)



-----------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: WELLS FARGO BANK MINNESOTA, N.A.
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                           PART 1-- Please provide your TIN in the box at
 FORM W-9                             right and certify by signing and dating below.         ---------------------------------
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                                                    Social Security Number(s)
                                                                                             or
                                                                                             ---------------------------------
                                                                                             Employer Identification
                                                                                             Number(s)
                                      -------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER         PART 2 -- Certification -- UNDER PENALTIES OF
 IDENTIFICATION NUMBER ("TIN")        PERJURY, I CERTIFY THAT:                               PART 3 --
                                      (1) The number shown on this form is my correct TIN    Awaiting TIN
                                          (or I am waiting for a number to be issued for
                                          me), and                                           [ ]
                                      (2) I am not subject to backup withholding because:
                                          (a) I am exempt from backup withholding, or (b)
                                          I have not been notified by the Internal
                                          Revenue Service (IRS) that I am subject to
                                          backup withholding as a result of a failure to
                                          report all interest or dividends, or (c) the
                                          IRS has notified me that I am no longer subject
                                          to backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
-----------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE ---------------------------------------------------------------------  DATE ------------------------ , 2000
-----------------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED


                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the exchange agent by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified TIN to the exchange agent within sixty (60) days.



------------------------------------------------------------      ------------------------------   , 2000
                         Signature                                             Date


--------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the information agent as set forth below:



The information agent for the Offer is:



Georgeson Shareholder Communications, Inc.


17 State Street, 10th Floor


New York, New York 10004


(800)-223-2064